ASSETS AND LIABILITIES HELD FOR SALE AND DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure of non-current assets held for sale and discontinued operations [Abstract]
Disclosure of discontinued operations

Year Ended December 31, 2020
Cash consideration upon closing	$25.0
Additional consideration	1.8
Deferred consideration - milestone payments[1]	14.3
Deferred consideration - litigation settlement	1.2
$42.3
1.Fair value ascribed to the contingent milestone payments. The significant estimates and assumptions used in determining the fair value of the contingent payments were the production profile and discount rate (level 3 of the fair value hierarchy).

Year Ended December 31, 2020
Consideration	$42.3
Investment in Sadiola, net of dividend received	(37.4)
Gain on disposal	4.9
Transaction costs	(0.8)
$4.1